UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 14, 2011

Omni Ventures, Inc.
(Exact name of registrant as specified in its charter)
Kansas
(State or Other Jurisdiction of Incorporation)
333-156263	26-3404322
(Commission File Number)	(IRS Employer Identification No.)
7500 College Blvd., 5th Floor, Overland Park, KS 66210
(Address of Principal Executive Offices) (Zip Code)
(913) 693-8073
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On December 14, 2011, the Company terminated Larry Wolfe, CPA as the Company’s independent auditor in connection with the growth of the Company. The decision to change accountants was approved by the Company’s Board of Directors.  The report of Larry Wolfe, CPA on the Company’s financial statements as of and for the year ended September 30, 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years, and any subsequent interim period preceding the termination on December 14, 2011, there were no disagreements between the Company and Larry Wolfe, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Larry Wolfe, CPA, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

The Company has provided Larry Wolfe, CPA with a copy of the foregoing disclosure, and requested that Larry Wolfe, CPA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  A copy of the letter from Larry Wolfe, CPA addressed to the Securities and Exchange Commission dated December 16, 2011 is filed as an Exhibit 16.1 to this Form 8-K/A.

On December 14, 2011, the Company engaged Salberg & Company, P.A. as its independent registered public accounting firm to audit the Company’s consolidated financial statements.  The Company did not, during its two most recent fiscal years or in any subsequent interim period prior to engaging that registered public accounting firm, consult Salberg & Company, P.A. regarding:

(i)
the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements whereby a written report was provided to the Company or oral advice was provided that Salberg & Company, P.A. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 2011	OMNI VENTURES, INC.
By: /s/ Christian Wicks
Christian Wicks
Interim President

Item 9.01(d) Exhibits

Exhibit No.                      Description
16.1                      Letter from Larry Wolfe, CPA, dated December 16, 2011

Exhibit 16.1

Larry Wolfe/Certified Public Accountant

7695 Southwest 104 Street
Suite 220
Miami, Florida 33156-3156
(305) 661-2222

December 16, 2011

Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE: Omni Ventures, Inc.
File Reference No. 333-156263

I was previously the independent registered public accounting firm for Omni Ventures, Inc and under the date of January 5, 2011, I reported on the financial statements of Omni Ventures, Inc. as of September 30, 2010, and for the year then ended.

Effective December 14, 2011, I was dismissed as the independent registered public accounting firm. I have read Omni Ventures, Inc's disclosures included in Item 4.01 "Changes in Registrant's Certifying Accountant" on Omni Ventures, Inc's Form 8-K/A dated December 14, 2011 to be filed with the Securities and Exchange Commission and I agree with such statements as they pertain to Larry Wolfe, CPA.

Sincerely Yours,

Larry Wolfe
Certified Public Accountant